UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2025

Everus Construction Group, Inc.
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
Delaware	001-42276	99-1952207

1730 Burnt Boat Drive
Bismarck, North Dakota 58503
(Address of principal executive offices)
(Zip Code)

(701) 221-6400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.01 per share	ECG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition and
Item 7.01. Regulation FD Disclosure.

On February 11, 2025, Everus Construction Group, Inc. (the "Company") issued a press release announcing fourth quarter and full year 2024 results. A copy of the press release, which the Company is furnishing to the Securities and Exchange Commission, is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number    Description
99.1    Press release issued February 11, 2025, regarding fourth quarter and full year 2024 results.
104    Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERUS CONSTRUCTION GROUP, INC.

Dated: February 11, 2025	By:	/s/ Maximillian J Marcy
		Name:	Maximillian J Marcy
		Title:	Vice President, Chief Financial Officer and Treasurer
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